Note 14 - Shareholders' Equity, Basic and diluted earnings per share (Detail) (USD $) In Millions, except Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Basic and diluted earnings per share amounts
Net income attributable to Petrobras	$ 17,031	$ 13,288
Less priority preferred share dividends	(2,282)	(2,221)
Less common shares dividends, up to the priority preferred shares dividends on a per- share basis	(3,031)	(3,044)
Remaining net income to be equally allocated to common and preferred shares	$ 11,718	$ 8,023
Weighted average number of shares outstanding:
Common	7,442,454,142	5,090,152,531
Preferred	5,602,042,788	3,713,832,071
Basic and diluted earnings per:
Common and Preferred Share	1.31	1.51
Common and Preferred ADS	2.62	3.02